Exhibit 10.9

AMENDING AGREEMENT TO LOAN AGREEMENT

Doral EZ Investments Inc. advanced to Pure Play Media Inc. the sume of $ 1,575,000.00 in Canadian funds, which at the prevailing exchange rate equals approx. $ 1,000,000.00 U.S. as stipulated in the LOAN AGREEMENT.

Any re-payment of interest and/or principal must be made in Canadian funds, or if made in American funds the conversion rate must be at the exchange rate (purchase rate) as quoted by the Royal Bank of Canada on the day of re-payment.

This amending agreement is meant to clarify the original Loan Agreement and is to be considered an integral part of the LOAN AGREEMENT.

Dated this 21st day of November 2002.

PURE PLAY MEDIA INC.                                                /s/ Richard Arnold
                                                                                                Richard Arnold

DORAL EZ INVESTMENTS INC.                                     /s/ Erwin Zecha
                                                                                                Erwin Zecha